UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of principal executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.*
     On September 7, 2010, Celanese Corporation (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Celanese US Holdings LLC (the “Issuer”), intends to offer, pursuant to an exemption from registration under the Securities Act of 1933, as amended, senior unsecured notes (the “Private Offering”). A copy of the press release was filed with the Securities and Exchange Commission as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated September 7, 2010. On September 15, 2010, the Company and the Issuer delivered an offering memorandum containing certain updated information with respect to the Company to potential investors in the Private Offering. The information included in this Current Report on Form 8-K, including the items attached as exhibits hereto, is being provided to satisfy the Company’s resulting public disclosure requirements under Regulation FD.
     As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (the “Second Quarter 10-Q”), which was filed with the Securities and Exchange Commission on July 29, 2010, the Company indirectly owns a 25% interest in its National Methanol Company (“Ibn Sina”) affiliate through CTE Petrochemicals Company (“CTE”), a joint venture with Texas Eastern Arabian Corporation Ltd. (which also indirectly owns 25%). The remaining interest in Ibn Sina is held by Saudi Basic Industries Corporation (“SABIC”). In April 2010, the Company announced that Ibn Sina will construct a 50,000 ton polyacetal (“POM”) production facility in Saudi Arabia and that the term of the joint venture agreement was extended until 2032. Upon successful startup of the POM facility, the Company’s indirect economic interest in Ibn Sina will increase from 25% to 32.5%. SABIC’s economic interest will remain unchanged. In connection with the transaction, the Company reassessed the factors surrounding the accounting method for this investment and changed the accounting from the cost method of accounting for investments to the equity method of accounting for investments beginning April 1, 2010. Effective April 1, 2010, the Company also moved its investment in the Ibn Sina affiliate from its Acetyl Intermediates business segment to its Advanced Engineered Materials business segment to reflect the change in the affiliate’s business dynamics and growth opportunities as a result of the future construction of the POM facility.
     The financial and business segment information relating to the Company’s Ibn Sina investment that was presented in the Second Quarter 10-Q reflected the application of the equity method of accounting to the Company’s Ibn Sina investment and the movement of the Ibn Sina investment to the Company’s Advanced Engineered Materials business segment. In connection with the Private Offering, the Company distributed to potential investors additional updated historical financial and business segment information for the twelve months ended June 30, 2010 and for the years ended December 31, 2009, 2008 and 2007 that also reflected these adjustments. Pursuant to Regulation FD, the Company is furnishing the following exhibits with this Form 8-K, which represent all such updated historical financial and business segment information:
•	Exhibit 99.1: Audited financial statements for Celanese Corporation and Subsidiaries as of December 31, 2009 and 2008, and for each of the three years ended December 31, 2009, 2008 and 2007;

•	Exhibit 99.2: The section of the Preliminary Offering Memorandum entitled “Business”;

•	Exhibit 99.3: The section of the Preliminary Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the years ended December 31, 2009, 2008 and 2007 and the three and six months ended June 30, 2010 and 2009; and

•	Exhibit 99.4: The section of the Preliminary Offering Memorandum entitled “Summary Historical Consolidated Financial Data.”
     In addition, the Company is also furnishing as Exhibit 99.5 audited financial statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 for CTE and Ibn Sina.
     The information in this Form 8-K, including exhibits, should be read in conjunction with the Second Quarter 10-Q and subsequent SEC filings.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit
Number	Description
99.1	Audited Financial Statements of Celanese Corporation and Subsidiaries*
99.2	The section of the Preliminary Offering Memorandum entitled “Business”*
99.3	The section of the Preliminary Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”*
99.4	The section of the Preliminary Offering Memorandum entitled “Summary Historical Consolidated Financial Data”*
99.5	Audited Financial Statements of CTE Petrochemicals Company and National Methanol Company*
99.6	Press Release dated September 7, 2010*

*	In connection with the disclosures set forth in Item 7.01, the information in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: September 15, 2010
INDEX TO EXHIBITS

Exhibit		Filed herewith or incorporated
Number	Description	by reference
99.1	Audited Financial Statements of Celanese Corporation and Subsidiaries*	Filed herewith

99.2	The section of the Preliminary Offering Memorandum entitled “Business”*	Filed herewith

99.3	The section of the Preliminary Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”*	Filed herewith

99.4	The section of the Preliminary Offering Memorandum entitled “Summary Historical Consolidated Financial Data”*	Filed herewith

99.5	Audited Financial Statements of CTE Petrochemicals Company and National Methanol Company*	Filed herewith

99.6	Press Release dated September 7, 2010*	Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the SEC on September 8, 2010